UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

ALPHABET INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which the transaction applies:
(2)	Aggregate number of securities to which the transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

IMPORTANT ANNUAL MEETING INFORMATION	000004
ENDORSEMENT_LINE_____________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

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Vote by Internet • Go to www.envisionreports.com/googl • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

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Important Notice Regarding the Availability of Proxy Materials for the Alphabet Inc. Annual Meeting of Stockholders to be Held on June 6, 2018

Pursuant to the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the proxy materials and to vote online or to request a copy of the proxy materials. The items to be voted on and the location of the Annual Meeting are on the reverse side of this notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/googl

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/googl to view the materials.
Step 2: Click on “Cast Your Vote” or “Request Materials”.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy of the proxy materials. Please make your request for a copy of the proxy materials as instructed on the reverse side of this notice on or before May 24, 2018 to facilitate timely delivery.

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Stockholder Meeting Notice

Alphabet Inc.’s Annual Meeting of Stockholders will be held on June 6, 2018, at 1600 Amphitheatre Parkway, Mountain View, CA 94043, at 9:00 a.m., local time, for Alphabet’s stockholders as of the close of business on April 18, 2018.

Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR all director nominees, FOR proposals 2 and 3.
1.	Election of Directors.
2.	The ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
3.

The approval of amendments to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock and to prohibit the repricing of stock options granted under the 2012 Stock Plan without stockholder approval.

The Board of Directors recommends that you vote AGAINST proposals 4, 5, 6, 7, 8, 9 and 10.
4.	A stockholder proposal regarding equal shareholder voting, if properly presented at the meeting.
5.	A stockholder proposal regarding a lobbying report, if properly presented at the meeting.
6.	A stockholder proposal regarding a report on gender pay, if properly presented at the meeting.
7.	A stockholder proposal regarding simple majority vote, if properly presented at the meeting.
8.	A stockholder proposal regarding a sustainability metrics report, if properly presented at the meeting.
9.	A stockholder proposal regarding board diversity and qualifications, if properly presented at the meeting.
10.	A stockholder proposal regarding a report on content governance, if properly presented at the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Alphabet 2018 Annual Meeting of Stockholders

Directions to registration and parking from either San Jose or San Francisco:
(1) Follow Route 101 to the Shoreline Boulevard exit.
(2) Follow the signs to the 1255 Pear Avenue parking lot (cross back over 101 if you are coming from the north/just stay right if you are coming from the south).
(3) Go past La Avenida Street and continue on Shoreline Boulevard. You will pass the Computer History Museum on your right.
(4) Turn right onto Pear Avenue and follow the signs to the parking lot at 1255 Pear Avenue, Mountain View, CA 94043. Parking will only be available at the parking lot at 1255 Pear Avenue. A shuttle bus will be available to take you to our headquarters for the Annual Meeting.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, the Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting a set of proxy materials.

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Internet – Go to envisionreports.com/googl. Click “Cast Your Vote” or “Request Materials”. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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Email – Send an email to investorvote@computershare.com with “Proxy Materials Alphabet Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper copy of the current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 24, 2018.

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